UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2003

Paul-Son Gaming Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	0-23588	88-0310433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 South Industrial Road, Las Vegas, Nevada		89102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (702) 384-2425

Item 5. Other Events.

On September 12, 2003, Paul-Son Gaming Corporation issued a press release announcing its Annual Stockholders’ Meeting to be held on October 29, 2003. A copy of this press release is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paul-Son Gaming Corporation.
(Registrant)

By:

/s/ Melody J. Sullivan

Name:	Melody J. Sullivan
Title:	Chief Financial Officer

Dated: September 12, 2003